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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






         Date of Report (Date of earliest event reported) April 30, 2002







                   CAREY INSTITUTIONAL PROPERTIES INCORPORATED
                   -------------------------------------------
            (Exact name of registration as specified in this charter)







         MARYLAND                     0-20016                   13-3602400
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(State or other jurisdiction of   Commission File            (I.R.S. Employer
incorporation or organization)       Number)                 Identification No.)



50 ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:   (800) WP CAREY
                                                      --------------


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ITEMS 1, ITEMS 3-6, 8 AND 9.  NONE

ITEM 2. OTHER EVENTS

Pursuant to the Agreement and Plan of Merger dated December 14, 2001 (the "Agreement"), on April 30, 2002, Carey Institutional Properties Incorporated (the "Company") consummated a merger with Corporate Property Associates 10 Incorporated, a Maryland corporation ("CPA(R):10"). The merger is effective as of the opening of business on May 1, 2002 and the Company will continue as the surviving corporation. Each share of CPA(R):10's common stock immediately outstanding prior to the merger was cancelled and in exchange for cancellation, converted into, at the election of the shareholder, either: (a) the number of shares of the Company's common stock equal to the product of (i) the number of shares of CPA(R):10 common stock owned by such shareholder and (ii) 0.8445; or
(b) a promissory note maturing on December 31, 2004, bearing an annual interest rate of 4%, in principal amount equal to the product of (i) the number of shares of CPA(R):10 common stock owned by such shareholder and (ii) $11.23. Shareholders holding 1,012,333 shares of CPA(R):10 common stock elected to receive promissory notes, for an aggregate principal of $11,368,500.

Carrey Asset Management Corp, a wholly-owned subsidiary of W. P. Carey & Co. LLC, (the "Advisor") acts as an advisor to both the Company and CPA(R):10. The Company and CPA(R):10 pay asset management and other transactional fees to the Advisor who provides both strategic and day-to-day management for the Company and CPA(R):10, including acquisition services, research, investment analysis, asset management, capital funding services, disposition of assets, investor relations and administrative services. The Advisor also provides office space and other facilities for the Company and CPA(R):10.

CPA(R):10 is a real estate investment trust that invests in single-tenant corporate properties. As of December 31, 2001 CPA(R):10's portfolio consisted of 46 properties totaling approximately four million square feet in 16 states leased to 14 tenants.

CPA(R):10 has filed a Form 15 with the Securities and Exchange Commission and terminate its obligation to file reports with the Commission pursuant to Rule 12g-4 (a)(1)(i) as of May 3, 2002. Attached as Exhibit 2 is the Agreement. A Press Release announcing the consummation of the Merger is attached hereto as
Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired

         Financial statements of CPA(R):10 will be filed by amendment within sixty days pursuant to Item 7 (a)(4).

(b)      Pro Forma Financial Information

         Pro forma financial information will be filed by amendment within sixty days pursuant to Item 7 (b)(2) and Item 7 (a)(4).


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(c)      Exhibits

         The following exhibits are filed with this Report:

         Exhibit 2 Agreement and Plan of Merger dated December 14, 2001 by and between Carey Institutional Properties Incorporated and Corporate Property Associates 10 Incorporated.

         Exhibit 7(a) Financial Statements of Corporate Property Associates 10 Incorporated.*

         Exhibit 7(b)      Pro Forma Financial Statements.*

         Exhibit 99 Press Release dated April 30, 2002.

         *        Exhibits to be filed by amendment pursuant to instructions to
                  Item 7(a)(4) and (b)(2).

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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAREY INSTITUTIONAL PROPERTIES
                                            INCORPORATED



Date:  May 15, 2002

                           BY:     /S/ JOHN J. PARK
                               -------------------------------------------------
                                  John J. Park
                                   Managing Director and Chief Financial Officer